SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 22, 2003
Date of earliest event reported: April 22, 2003

ADVANCED FIBRE COMMUNICATIONS, INC.

A Delaware Corporation	Commission File Number: 0-28734	I.R.S. Employer Identification No. 68-0277743

1465 North McDowell Boulevard
Petaluma, California 94954

Telephone: (707) 794-7700

Item 9. Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 9. Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of
Operations and Financial Condition”).

In accordance with the Securities and Exchange Commission Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On April 22, 2003, Advanced Fibre Communications, Inc. issued a press release announcing the results of its first quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibit No.	Description

99.1	Press release dated April 22, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FIBRE COMMUNICATIONS, INC.

Date: April 22, 2003	By: /s/ Keith Pratt Name: Keith E. Pratt Title: Senior Vice President, Chief Financial Officer And Assistant Secretary (Duly Authorized Signatory and Principal Financial Officer)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 22, 2003.

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